UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                        February 22, 2000

                         ---------------


                       PAYFORVIEW.COM CORP.
      (Exact name of registrant as specified in its charter)
      ------------------------------------------------------

                 Commission File Number: 0-27161

Nevada, U.S.A.                                         91-1976310
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                Identification No.)


     509 Madison Avenue, 16th Floor, New York, New York 10022
             (Address of principal executive offices)

                          (212) 605-0150
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     (a)(1) Previous independent accountants

          (i) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of February 22, 2000 between MRC Legal Services Corporation, a California Corporation, which entity was the controlling shareholder of MAS Acquisition XVI Corp. ("MAS XVI"), an Indiana corporation, and PayForView.com Corp., a Nevada corporation ("PayForView" or the "Company"), PayForView acquired MAS XVI and succeeded to its reporting status. See 8-K (as amended), filed February 25, 2000.

     Prior to the merger, MAS XVI's auditor was Tubbs & Bartnick, P.A. By virtue of the exchange, and subsequent to the merger, the officers, directors and auditors of PayForView continued in their positions with the surviving entity. Tubbs & Bartnick, P.A., the former auditors of MAS XVI, were not retained by PayForView.com Corp., the surviving entity, effective with the date of the merger, February 22, 2000. Davidson & Company, auditors for PayForView.com, became the auditors for the merged entity.

     Subsequently, on May 26, 2000, PayForView confirmed with its then-auditors, Davidson & Company, that the firm would no longer be representing PayForView.com as its accountants. The Company engaged Grant Thornton LLP as its new independent accountants as of May 26, 2000. See 8-K filed May 30, 2000.

With respect to Tubbs & Bartnick:

          (i)  The company decided not to reappoint Tubbs &
Bartnick, P.A. as its independent auditor;

          (ii)The financial statements reported on by Tubbs & Bartnick, P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the previous two fiscal years, and the interim period through February 22, 2000.


          (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

          (iv)(A) There were no disagreements with Tubbs & Bartnick, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Tubbs & Bartnick, P.A. would have caused them to make reference thereto in their report on the consolidated financial statements during the previous two fiscal years and the interim period through February 22, 2000.

          (iv)(B)   Not applicable

          (iv)(C)   Not Applicable

          (iv)(D)   Not Applicable

          (iv)(E)   Not Applicable

     (2)  On February 22, 2000, the Registrant engaged Davidson &
Company as its independent accountants.

          (i)  The Registrant did not consult with Davidson &
Company, its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not Applicable

      (3) The Registrant has provided to Tubbs & Bartnick, P.A., its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested that Tubbs & Bartnick, P.A. furnish it with a letter addressed to the SEC confirming the statements made by the Registrant in this Item 4. A copy of such letter, dated February 7, 2001, is filed as
Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statement and Exhibits

     The following documents are filed herewith as exhibits:

     16.1 Letter from Tubbs & Bartnick, P.A., dated February 7,
2001.





                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 7, 2001

                                   PAYFORVIEW.COM CORP.


                                   /s/ Marc A. Pitcher
                                   Marc A. Pitcher,
                                   President and Director

                           Exhibit 16.1


February 7, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     PayForView.com Corp./f/k/a MAS Acquisition XVI Corp.


Dear Sir/Madam:

Pursuant to the request of the above-referenced company, we affirm that:

1.   We have read the Company's disclosure regarding our firm in
Item 4 of its report of Form 8-K to be filed February 7, 20001;
and

2.   We agree with the disclosure relating to our firm.


Sincerely,

/s/ Tubbs & Bartnick, P.A.